CAPITAL DISCLOSURE AND MANAGEMENT	9 Months Ended
Aug. 31, 2022
Capital Disclosure And Management
CAPITAL DISCLOSURE AND MANAGEMENT

22.	CAPITAL DISCLOSURE AND MANAGEMENT

The Company defines its capital as components of shareholders’ equity. The Company’s objective when managing capital is to safeguard the Company’s ability to continue as a going concern. The Company manages its capital structure to maximize its financial flexibility making adjustments to it in response to changes in economic conditions and the risk characteristics of the underlying assets and business opportunities. The Company does not presently utilize any quantitative measures to monitor its capital. There were no changes to the Company’s capital management during the nine months ended August 31, 2022. The Company is not subject to externally imposed capital requirements.